                                                                    Exhibit 10.3

[LOGO] IBM Credit Corporation

General Business Lease Agreement

FAX NUMBER: 800-426-9299
            Page 1 of 4

[GRAPHIC]
Agreement No:    G00267669
Date Prepared:   06/11/96
Program Name:    General Business Lease

Quote Letter No: Q0129239201
Attachment No:
Lessor Cust. No: 4692384
B/O No:          BKA

                CUSTOMER
Customer No:  8749279
Company Name: TELECOMMUNICATIONS SERVICE
              CENTER INC
Address:      412 E MADISON 1200
              TAMPA, FL 33602-4619

Tel. No.:     813-228-0668
Attn.         Hal Shankland

         INSTALLED AT LOCATION
Reference No:
Company Name: TELECOMMUNICATIONS SERVICE
              CENTER INC
Address:      412 E MADISON 1200
              TAMPA, FL 33602-4619

Tel. No.:     813-228-0668
Attn.         Hal Shankland

FOR THESE RATES TO BE VALID, THIS AGREEMENT MUST BE SIGNED AND RECEIVED BY US
BY: 06M/96.

-------------------------------------------------------------------------------------------------
Description - Leased Item (Machine, Model),  Trans    Maint.     (A)      (B) Single     (C = AxB)
Financed Item                                Code    Includ.     QTY      Unit Price       Price
-------------------------------------------------------------------------------------------------
5716-QU1 QUERY FOR OS/400 V3                   S                  1        4,800.00      4,800.00
-------------------------------------------------------------------------------------------------
5716-SS1 OPERATING SYSTEM/400 (R)              S                  1        5,600.00      5,600.00
-------------------------------------------------------------------------------------------------
5716-XA1 CLIENT ACCESS FOR OS/400              S                  1        1,500.00      1,500.00
-------------------------------------------------------------------------------------------------
5755-AS4 SYSTEM PROGRAM ORDER                  S                  1           35.00         35.00
-------------------------------------------------------------------------------------------------
7857-017 MODEM                                 B$                 1        1,500.00      1,500.00
-------------------------------------------------------------------------------------------------
(Additional Items may be listed on a
Continuation Sheet)                                                       Page Total    13,435.00
-------------------------------------------------------------------------------------------------
  (D) Total Amount      (E) Term in        (F) Interim        (G) Payment     (H) Payment Amount
      Financed              Months             Rent               Frequency       Taxes May Apply
      (All Pages)                              Applies:
                                                                  Monthly
      130,912.00            36                 NO                 in Arrears      4,061.00
-------------------------------------------------------------------------------------------------
Required if Checked    (I) Security        (J) End of                         (K) Commencement
                           Deposit             Lease (EOL)                        by:
                           *$37,893.00         Designation                        06/96
                                                                              -------------------
Direct Debit     |X|                        FM     |_|                        (L) Rent
Security Deposit |X|                        $1     |X|                            Commencement
Guaranty         |_|       16,244.00        %      ___                            Date: 07/22/96
-------------------------------------------------------------------------------------------------

(*) In the State of Texas the interest rate charges will not exceed the stated Interest rate.

THIS AGREEMENT CONTAINS THE TERMS FOR THIS TRANSACTION. BY SIGNING BELOW, BOTH PARTIES ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THIS AGREEMENT AND AGREE TO TERMS CONTAINED ON THIS PAGE AND THE FOLLOWING PAGES. FURTHER, YOU AGREE THAT THESE TERMS SUPERSEDE ALL PROPOSALS OR PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN BOTH PARTIES. DELIVERY OF AN EXECUTED COUNTERPART OF THIS AGREEMENT BY FACSIMILE OR ANY OTHER RELIABLE MEANS SHALL BE DEEMED TO BE AS EFFECTIVE FOR ALL PURPOSES AS DELIVERY OF THE MANUALLY EXECUTED COUNTERPART. YOU UNDERSTAND THAT WE MAY MAINTAIN A COPY OF THIS AGREEMENT IN ELECTRONIC FORM AND AGREE THAT A COPY PRODUCED FROM THE ELECTRONIC FORM OR BY ANY OTHER RELIABLE MEANS (FOR EXAMPLE, PHOTOCOPY OR FACSIMILE) SHALL IN ALL RESPECTED BE CONSIDERED EQUIVALENT TO AN ORIGINAL.

Accepted by:

IBM Credit Corporation

For or as Lessor:

By:
    -----------------------------------------
            Authorized Signature

---------------------------------------------
Name (Type or Print)                Date

TELECOMMUNICATIONS SERVICE CENTER INC
---------------------------------------------
                  Customer

By: /s/ Harold Shankland
---------------------------------------------
            Authorized Signature

HAROLD SHANKLAND                  6/19/96
---------------------------------------------
Name (Type or Print)                Date

--------------------------------------------------------------------------------
                                    GUARANTY

To Induce us to enter into this Agreement the undersigned jointly and severally ("Guarantor(s)") unconditionally guarantees the prompt payment when due of all the Customer's obligations to us under the Lease. We shall not be required to proceed against the Customer or the Leased Item or enforce any other remedy before proceeding against the Guarantor(s). The Guarantor(s) agrees to pay all attorney's fees and other expenses incurred by us by reason of default by the Customer or the Guarantor(s). The Guarantor(s) waives notice of acceptance hereof and all other notices or demands of any kind to which the Guarantor(s) may be entitled. The Guarantor(s) consents to any extensions or modifications of the the Customer's obligations and release and/or compromise of any obligations to the Customer or any other obligors or guarantors without in any way releasing the Guarantor(s) from its obligations hereunder. This guaranty shall bind the heirs, administrators, representatives, successors, and assigns of the Guarantor(s), and may be enforced by or for the benefit of any assignee of ours. THE GUARANTOR(S) CONSENTS TO THE JURISDICTION OF ANY FEDERAL OR STATE COURT, LOCATED IN THE STATE OF NEW YORK, WITH RESPECT TO ANY LEGAL ACTION COMMENCED HEREUNDER. THE GUARANTOR(S) EXPRESSLY WAIVES ANY RIGHTS TO A TRIAL BY JURY.

X
---------------------------------------------
Guarantor Signature                  Date

X
---------------------------------------------
Guarantor Signature                  Date

--------------------------------------------------------------------------------

IBM Credit Corporation

General Business Lease Agreement
     (Continuation Form)

FAX NUMBER: 800-426-9299
            Page 2 of 4

Agreement No:    G00267669
Date Prepared:   06/11/96
Program Name:    General Business Lease

Quote Letter No: Q0129239201
Attachment No:
Lessor Cust. No: 4692384
B/O No:          BKA

                CUSTOMER
Customer No:  8749279
Company Name: TELECOMMUNICATIONS SERVICE
              CENTER INC
Address:      412 E MADISON 1200
              TAMPA, FL 33602-4619

Tel. No.:     813-228-0668
Attn.         Hal Shankland

         INSTALLED AT LOCATION
Reference No:
Company Name: TELECOMMUNICATIONS SERVICE
              CENTER INC
Address:      412 E MADISON 1200
              TAMPA, FL 33602-4619

Tel. No.:     813-228-0668
Attn.         Hal Shankland

FOR THESE RATES TO BE VALID, THIS AGREEMENT MUST BE SIGNED AND RECEIVED BY US
BY: 06M/96.

-------------------------------------------------------------------------------------------------
Description - Leased Item (Machine, Model),  Trans    Maint.     (A)      (B) Single     (C = AxB)
Financed Item                                Code    Includ.     QTY      Unit Price       Price
-------------------------------------------------------------------------------------------------
9406-500 'LIC' SYSTEM UNIT                    B$                  1        74,751.00    74,751.00
-------------------------------------------------------------------------------------------------
9993-005 FINANCING OF SALES TAX               S                   1         4,600.00     4,600.00
-------------------------------------------------------------------------------------------------
9994-001 COMPLEMENTARY FINANCING CHAR         T                   1        38,126.00    38,126.00
-------------------------------------------------------------------------------------------------
*$37,893 Irrevocable Letter of Credit
-------------------------------------------------------------------------------------------------
                                                                          Page Total   117,477.00
-------------------------------------------------------------------------------------------------

Supp. No.: G00267669             ADDITIONAL TERMS                    Page 3 of 4

1. OUR OFFERINGS. Under this General Business Lease Agreement ("Agreement") we will lease machines and finance charges listed on the face of this Agreement. You agree to keep these items (as specified on the face of this Agreement) free from encumbrances of any kind, except those established by us under this Agreement. For licensed Programs, we finance the one-time charge for the Program license.

2. THE TRANSACTION. Each leased or financed line-item listed on the face of this Agreement (each a "Transaction") is initiated and effective when you sign and we accept this Agreement. When you sign this Agreement, you assign to us the exclusive right to purchase the specified Leased Item (as specified on the face of this Agreement) from the Supplier under the terms of the Supplier's purchase agreement. Upon installation of the Item, you will provide us a certificate of acceptance. At our option, the receipt of Supplier's notification may satisfy our requirement to receive the certificate of acceptance and you shall become fully obligated to make payments under this Agreement for the item at that time without having to execute any additional documents. If you fail to provide such certificate of acceptance or we are not notified by Supplier of the installation of the item, we shall have no obligation to purchase, lease or finance the items for which such document or notification are requested. You shall reimburse us, on demand, any sums we may have paid the Supplier and any expenses we may have incurred in connection with such Item or Items. When we receive and approve the certificate of acceptance or Supplier's notification, we will pay Supplier for the Item, unless otherwise notified by you. After we pay the Supplier for the Items, you retain all other rights, obligations and limitations under Supplier's purchase or license agreement in effect at the time we accept this Agreement.

3. TERM AND PAYMENT. The monthly payment amount is specified in Section "H" on the face of this Agreement ("Payment Amount"). The Transaction will begin on the date the item is installed or accepted by you whichever comes first ("Transaction Commencement Date"). Rent shall commence on the Rent Commencement Date. If Section "F" indicating if Interim Rent Applies is marked "NO" on the face of this Agreement, the Rent Commencement Date shall be the Transaction Commencement Date, unless otherwise indicated in Section "L" on the face of this Agreement. If section "F" is marked "YES" the Rent Commencement Date shall be the first day of the first full payment period following the Transaction Commencement Date and you shall pay Interim rent for the period of time between the Transaction Commencement Date and the rent Commencement Date, unless otherwise indicated in section "L" on the face of this Agreement. The Interm rent shall be based on the Payment Amount prorated based on a 30-day month. The Interim rent shall be billed and due as specified on the first invoice. The Initial term of the Transaction ("Term") begins on the Rent Commencement Date and continues for the number of months in Section "E" on the face of this Agreement.

4. PAYMENT PROTECTION. The Payment Amount stated in Section "H" on the face of this Agreement is fixed, as long as the Transaction Commencement Date Occurs within the month stated in Section "K" on the face of this Agreement and your Supplier does not change any Single Unit Price indicated in Section "B" on the face of this Agreement. If your Supplier changes any Single Unit Price, we will adjust the Single Unit Price, the Price in Section "C" and the Payment Amount in Section "H" on the face of this Agreement.

5. DELINQUENT PAYMENTS. It you do not make a payment by its due date, you must pay us a late charge, ("Late Charge") on demand. The Late Charge is an additional 2% of the Payment Amount due or the maximum allowed by law, whichever is less. The Late Charge will accrue on a cumulative basis until the outstanding Payments and the Late Charges are paid in full.

6. MAXIMUM RATE. It is the parties' intent to enter into a lease. If, however, a court of competent jurisdiction determines that a Transaction is subject to usury laws, it is the parties' intention to comply with such laws. Accordingly, it is agreed at in no event shall any transaction require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received, then neither you nor any other party liable for payments under this Agreement shall be obligated to pay such interest in excess of the maximum amount of interest permitted by applicable law

7. YOUR OBLIGATION TO PAY. Once effective, the Transaction cannot be canceled. Your obligation to pay all amounts specified in this Agreement is absolute and unconditional until fully satisfied and will not be affected by any right of offset or defense of any kind whatsoever. If an item is unsatisfactory for any reason, you will make any claims you may have solely against the Supplier under the terms of the Supplier's purchase agreement. Once all payments due and payable under this Agreement have been made, your obligations under this Agreement will be satisfied.

8. SECURITY DEPOSIT. Any Security Deposit specified in "I" on the face of this Agreement shall be held as security until you have satisfied all of your obligations under this Agreement. We may, at our discretion, apply any Security Deposit to cure any payment default by you under this Agreement.

9. DIRECT DEBIT AUTHORIZATION. You authorize us to initiate orders for the payment of money ("Debit Entries") from your deposit account, the same account on which the Security Deposit check is drawn or which is indicated on an attached voided check, for all payments under this Agreement. You agree that this account is and during the Term of the Lease will he maintained for business purposes, and not for personal, family or household purposes. You agree to notify us in writing at least sixty (60) days prior to any changes in account information affecting the processing of Debit Entries. Both parties agree to be bound by the National Automated Clearing House Association rules relating to Corporate Trade Payment Entries in the administration of these Debit Entries. Each Debit Entry amount will be the total amount from an invoice rendered at the beginning of the calendar month plus any prior Late Charges. The Debit Entry will be initiated on the last business day of the Calendar month invoiced.

10. OWNERSHIP. All Leased Items and their associated Parts are our personal property and you will not allow them to become a fixture or realty.

11. INSPECTION AND MARKING. Upon our request, you will permit us to inspect the Items, their Parts, and their maintenance records. According to our instructions, you must affix to any Leased Item any identifying labels, tags or plates we supply.

12. SELECTION AND USE. You are responsible for the selection of, use of, and results obtained from, any Item. You represent and warrant that the Item will be used solely for business or commercial purposes and not for personal, family, consumer or household purposes.

13. DELIVERY AND INSTALLATION. You are responsible for all of the following: a) arranging for delivery and installation of the Item; b) and delivery and installation charges; c) inspecting the Item when delivered; d) notifying the Supplier if any Item is not in good condition or does not correspond to specifications; e) providing reasonable assistance to identify and correct any defect or discrepancy; f) complying with all laws, ordinances, rules and regulations relating to the possession, use, modification or maintenance of the Item; and g) cooperating with us in the preparation and filing of any protective UCC-1 financing statements evidencing our interest in the Leased Item.

14. TRANSFER OF WARRANTIES FOR LEASED ITEMS. For Leased Items, we will transfer to you the benefit of any applicable warranties and patent and copyright protection available under the Supplier's agreement. If you are not in default under this Agreement, we warrant that neither we nor anyone acting or claiming through us, by assignment or otherwise, will interfere with your quiet enjoyment of the use of the Leased Items. EXCEPT FOR OUR WARRANTY OF QUIET ENJOYMENT, WE MAKE NO WARRANTY, EXPRESS OR IMPLIED, ABOUT ANY MATTER, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AS TO LESSOR, YOU LEASE THE LEASED ITEM AND TAKE ANY PROGRAM IN AN "AS IS, WHERE IS" CONDITION IN NO EVENT WILL WE HAVE ANY LIABILITY FOR, NOR WILL YOU HAVE ANY REMEDY AGAINST US FOR, CONSEQUENTIAL DAMAGES, ANY LOSS OF PROFITS OR SAVINGS, LOSS OF USE, OR ANY OTHER COMMERCIAL LOSS.

15. MAINTENANCE. You will keep and operate each Item according to the manufacturer's specifications or recommendations. You will keep the Items in good repair and operating condition, ordinary wear and tear excepted. For any Transactions that include maintenance coverage (indicated under the column headed "Maint. Includ." on the face of this Agreement), we will arrange for basic maintenance Service on the Item. Coverage will begin at the end of the manufacturer's warranty period and discontinue at the end of the initial Term. The cost will be included in the Payment Amount. Coverage beyond the basic maintenance will be your responsibility. All Parts installed in connection with warranty and maintenance services will become our property.

16. LEASED ITEM MODIFICATIONS AND ALTERATIONS. You may alter or modify any Leased Item only with prior written notification to us. Any Lessor-owned Parts you remove shall remain our property and you are not permitted to make such Parts available for sale, transfer, exchange or other disposition without our prior written consent. Before you return a Leased Item to us, you must restore the Leased Item to its original, unaltered or unmodified condition. At your expense, you must remove any Alteration or Modification that we do not own, and restore any original Parts that you have removed. It we consent to a disposition of the removed parts, the restoration must be with Parts we own or supply, or those supplied by a source approved by us. All Alterations and Modifications not removed when a Leased Item is returned to us shall become our property, without charge, free of encumbrances. You shall have no further interest in such Alteration or Modification or its proceeds

17. ASSIGNMENT, SUBLEASE AND RELOCATION. You are not permitted to assign, transfer, sublease or otherwise dispose of this Agreement, any Transaction or any Item, in whole or in part. Any attempt to do so is void. You may relocate any Item anywhere in the United States except Arkansas with prior notice to us. We may assign or grant a security interest(s) in this Agreement, any Transaction or any Item, in whole or in part. Any claims you have under this Agreement may be brought only against us, and not against our assignees.

18. END OF LEASE TRANSACTION OPTIONS. To effect an end of lease option, you must give us one (1) month prior written notice of your desired end of lease option. If you do not notify us of your end of lease option, or if you elect to conclude the Transaction and a Leased Item is not returned to us within twelve (12) days following the end of the Term, the Transaction will automatically extend as described in Section 19 below. If you are not at default under this Agreement, you may choose any one of the following options:

Renew the Transaction. You may renew a Transaction with an EOL Designation (as indicated in Section "J" on the face of the Agreement) of "FM" one or more times, up to six (6) years from the expiration at the initial Term. The Payment Amount will be determined using the Fair Market Rental Value of the Leased Item projected as of the current Transaction expiration date. You may renew a Transaction with an EOL Designation of a prestated percentage for a renewal Term of one (1) year. The Payment Amount will be one half (1/2) of the EOL Designation percentage multiplied by the Single Unit Price for the Leased Item. The renewal will be paid annually and due in advance.

Purchase the Leased Item. You may purchase a Leased Item at the end of the Term. For a Leased item with an EOL Designation of "FM", the purchase price will be determined using the projected Fair Market Sales Value as of the Transaction expiration date. For a Leased Item with an EOL Designation of a prestated percentage, the purchase price will be the prestated percentage multiplied by the Single Unit Price for the Leased Item. For a Leased Item with an EOL Designation of "$1", the purchase price will be one dollar ($1). You will pay any applicable taxes, Payment Amounts due through the day before the date of purchase, any other amounts due, and you will prepay all Financed Items listed on the face of this Agreement. Upon our receipt of all amounts due under this Agreement, we will transfer to you our right, title, and interest in and to such Leased Item on an "As Is, Where Is" basis. We will warrant the title

Supp. No.: G00267669             ADDITIONAL TERMS                    Page 4 of 4

free and clear only of all encumbrances created by us. Upon your written request we will provide to you a bill of sale.

Conclude the Transaction. You may end the Transaction on its expiration date. You will have the Leased Items packed and available for pickup within two (2) business days of such expiration date.

19. LEASE TRANSACTION EXTENSION. it you are not in default under the Agreement, the Lease Transaction will automatically extend unless you notify us of your choice of an end of lease option at least one (1) month prior to the end of the Term or if you elect to conclude the Transaction and the Leased Item is not returned to us within twelve (12) days following the end of the Term. The extension will be under the same terms and conditions then in effect, except that for Leased Items with an EOL Designation of "FM", the Payment Amount will not be less than the Fair Market Rental Value. The extension will continue until terminated by either party with one (1) month's prior written notice or six (6) years after the expiration of the initial Term, whichever comes first.

20. RETURN OF A LEASED ITEM. Unless otherwise agreed. you will be responsible for all of the following: a) arranging for the deinstallation and return of a Leased item, freight prepaid, to a location we specify in the continental United States; b) the cost to qualify any Leased Item for the manufacturer's machine maintenance service, if available, or the cost to return any Leased Item to good repair and operating condition if the manufacturer does not offer machine maintenance service; and c) the cost of any Part or accessory that is not returned.

21. RISK OF DAMAGE, LOSS OR THEFT. We will pay for, and maintain insurance covering verified theft of, or damage to, the Leased Items ("Casualty Loss"). The deductible will be $5,000 per incident per location. In the event of a Casualty Loss, you will promptly notify us. If the Casualty Loss occurs before the Transaction Commencement Date, the Transaction will terminate without penalty. If the Casualty Loss occurs on or after the Transaction Commencement Date and we determine that the Leased Item can be economically repaired, you will have it repaired and we will reimburse you the reasonable cost of the repair, less the deductible. If the Leased Item can not be economically repaired, you will pay us the lesser of $5,000 or the Fair Market Sales Value of the Leased Item immediately before the Casualty Loss occurred. The Transaction will terminate effective as of the date of the Casually Loss. At the expiration of the Transaction Term, it you claim a loss or theft of a Leased Item but have no police or fire department report to substantiate the loss or theft, we will consider it an end of lease purchase. You will pay the full purchase price as of the end of the Term. The insurance and $5,000 deductible will not apply.

22. TAXES AND ADDITIONAL CHARGES. You will pay, as additional Payment Amount, all taxes and charges levied by any government body in connection with any Transaction. If requested by us or required by a government body, you will make these payments directly to the government body and upon request, you will provide us with proof of payment. It you do not, we reserve the right to make the payment, whereupon you will reimburse us for the tax or charge and all related costs. You will not be responsible for taxes based on our net income on any Item.

23. INDEMNITY. This Agreement is a net lease. You indemnify us for any [ILLEGIBLE], liability, claim, damage, and expense ("Claim") regarding any matter arising out of the Transaction, including reasonable legal and collection fees and expenses. You agree that, upon notice from us of the Claim, you shall assume full responsibility for the defense the Claim. You shall not be responsible for any Claim that results only from our sole negligence or willful misconduct. Your payment shall be in an amount such that after we pay any required taxes, including taxes on or measured by our net income, the balance will equal the Claim. The obligations under this Section will survive the expiration or termination of the Transaction.

24. LIABILITY INSURANCE. You will obtain and maintain liability insurance and name us as additional insured and loss payee. We shall credit any insurance benefits paid to us against your obligations under this Agreement. Upon our request, you will provide us proof of insurance.

25. SUBSTITUTE PERFORMANCE. If you do not maintain liability insurance, pay taxes and charges as required under this Agreement or discharge any encumbrance created by you on any Item, we reserve the right to substitute performance. You will pay us the cost thereof, as additional Payment Amount, together with all fees and expenses we incur rendering substitute performance on your behalf.

26. AUTHORIZATION TO SIGN FINANCING STATEMENTS. You authorize us to act as your agent and attorney-in-fact for the limited purpose of preparing, executing in your name, and filing on your behalf, financing statements or other documents covering the Transaction for the purpose of evidencing our interest in an Item.

27. EVENTS OF DEFAULT. You will be in default if: a) you do not pay any amount due under this Agreement within seven (7) days after its due date; b) you encumber, pledge, sell, assign, transfer, or dispose of this Agreement, any Transaction or any Lease Item or its Parts; c) you fail to maintain insurance as required under this Agreement; d) you or any Guarantor of your obligations under this Agreement make any misrepresentation in a credit application you give us;
e) you make an assignment for the benefit of creditors; f) a trustee or receiver is appointed for you or for a substantial part of your property, with or without your consent; g) any petition or proceeding is filed by or against you under any bankruptcy, insolvency, or similar law; h) you or any Guarantor of your obligations under this Agreement cease doing business; or i) you or any Guarantor of your obligations under this Agreement breach any other provision of this Agreement or of any guaranty of your obligations under this Agreement, or any other agreement with us, and that breach continues for fifteen (15) days after we send you written notice.

28. REMEDIES. If you are in default, we may do one or more of the following: a) declare the Transaction to be in default and all amounts that are due or shall be due under this Agreement to be immediately due and payable; b) terminate the Transaction; c) recover from you all amounts that are or will be due; d) attempt to satisfy amounts due with any Security Deposit or any other collateral pledged as security; e) repossess or render unusable any or all Items and retain all payments made as partial compensation for their use and depreciation; f) require you, at your expense, to assemble and ship any Item to a location we specify; g) require you to pay an amount equal to then current Payment Amount prorated based on a 30-day month, for each day any Item is not returned after the twelfth
(12th) day following our request for the Item's return; h) recover from you all attorney's fees and legal expenses incurred in exercising any of our rights under this Agreement. If we repossess a Modification, you are responsible for restoring the remaining machine, at your expense, to good working order. Upon repossession or return of an Item following a default, we will dispose of it in a commercially reasonable manner. We will apply the net proceeds of such a disposition to the unpaid amounts due under the Transaction, after deducting the following from the proceeds of the disposition: a) in case of a sale, the estimated Fair Market Sales Value of the Leased Item as of the scheduled expiration of the Transaction; b) in case of a subsequent lease, the rental amounts due for any period beyond the scheduled expiration of the Transaction; and c) our expenses for the repossession and disposition, including reasonable attorney's fees and expenses. You will pay us any deficiency between the net proceeds and the unpaid amounts due. We will retain any excess net proceeds. We may pursue any other remedy available at law or in equity.

29. INVALID OR UNENFORCEABLE PROVISIONS; NO WAIVER. If any provision of this Agreement is held to be invalid or unenforceable, all other provisions remain in effect. If we fail to require full performance or if we waive any provision in this Agreement, that shall not prevent us from requiring full performance of all provisions in the future.

30. CHANGES. You authorize us to complete any identification information for any listed item on the face of this Agreement without further authorization from you. You also authorize us to modify the Single Unit Price, Price and Payment Amount on the face of this Agreement if your Supplier charges its price to you for any Item. For any other changes to this Agreement to be valid, both parties must mutually agree in writing.

31. NOTICES. All notices, consents, and approvals from us will be given by us or by IBM. They will be delivered personally or mailed to the address specified on the face of this Agreement or in your monthly billing statement. Notices and requests from you to us must be submitted to the inquiry at address on your periodic invoice.

32. YOUR ADDITIONAL REPRESENTATIONS. You represent and covenant that you and any Guarantor of your obligations under this Agreement are, for Financed Items located in: a) Ohio, Maryland, Mississippi, Virginia, or West Virginia, a corporation as defined by the applicable state law; b) Pennsylvania, a business corporation as defined by Pennsylvania laws; and c) Alabama or Wisconsin, not purchasing the Financed Item for agricultural purposes.

33. GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. BOTH PARTIES TO THIS AGREEMENT WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR ON ANY MATTER ARISING OUT OF, IN CONNECTION WITH, OR RELATED TO THIS AGREEMENT.

34. DEFINITIONS.

Alteration is any change made to an Item that deviates from the manufacturer's design.

Deductions are the maximum Accelerated Cost Recovery System deductions for 5-year property and/or deductions for interest expense incurred to finance the purchase of Leased Items, as defined under the Internal Revenue Code of 1986, as amended.

Fair Market Rental Value is the value that would be obtained in an arm's length transaction between an informed and willing lessee and lessor under no compulsion to lease.

Fair Market Sales Value is the value that would be obtained in an arm's length transaction between an informed and willing buyer and seller under no compulsion to buy or sell.

Financed Item is any item you finance with us under the terms of this Agreement and is listed on the face of this Agreement with a Trans. Code of S or T.

IBM is International Business Machines Corporation

Item is a Leased or Financed Item

Leased Item is any item you lease from us under the terms of this Agreement and is listed on the face of this Agreement with a Trans. Code of B,B .B+ .B$ .C,C
 .C+ ,C$ or L.

Modification is any manufacturer's field installable upgrade, feature, or accessory added to any Leased Item or Financed Item.

Part is any portion or integral element of a Leased Item.

Program is the following, including features and any whole or partial copies: a) machine-readable instructions, b) a collection of machine-readable data, such as a data base; and c) related materials, including documentation and listings, in any form. The term "Program" includes any Program we finance under this Agreement.

Supplier is the provider of the Item.

You, Your or Lessee refer to you, our Customer.

We, Us, Our or Lessor refer to: a) IBM Credit Corporation ("IBM Credit"), its subsidiaries or affiliates; b) a partnership in which IBM Credit is a partner;
c) a business enterprise for which IBM Credit is an agent; or d) a corporation affiliated with or which files a consolidated or combined tax return with IBM Credit.

                                                     290 Harbor Drive
                                                     Stamford, CT 06904
IBM Credit Corporation                               (203) 973-5100

--------------------------------------------------------------------------------

                 ATTACHMENT TO GENERAL BUSINESS LEASE AGREEMENT

Enterprise No. 8749279                        General Business
                                              Lease Agreement No. G00267669
                                                                  ---------
Customer No. 8749279

These terms amend those in the referenced General Business Lease Agreement:

AS/400 TECHNOLOGY UPGRADE OPTION

This Technology Upgrade Option gives you the opportunity to upgrade an Advanced Series AS/400 to the next generation of technology with a total Payment Amount for the New Machine (as defined herein) that is the same as your current Payment Amount. This "flat payment" opportunity applies when the Amount Financed for the Eligible Upgrade (as defined below) equals a percentage of the Original Amount Financed (as defined below) as follows:

       Initial Lease Term              Percent of Original Amount Financed
            36 months                                  30%
            48 months                                  21%
            60 months                                  15%

If the Amount Financed for the Eligible Upgrade is higher or lower than the above percentage, the "flat payment" financing rate will apply and the Payment Amount for the Eligible Upgrade will be calculated by multiplying this rate by the Amount Financed for the Eligible Upgrade. This upgrade option, if exercised, results in a 12 month extension of the Transaction for the Eligible Machine (the "Extension Period"). The Transaction for the Eligible Upgrade will be coterminous with the Eligible Machine extension.

--------------------------------------------------------------------------------
              NO CHANGES TO THIS ATTACHMENT ARE AUTHORIZED
June 6, 1996                                         Attachment No. Q01292392-01

                                                     290 Harbor Drive
                                                     Stamford, CT 06904
IBM Credit Corporation                               (203) 973-5100

--------------------------------------------------------------------------------

DEFINITIONS

For the purposes of this Attachment:

a) The following machines and upgrades are eligible under this AS/400 Technology Upgrade Option:

           Upgrade From:               Upgrade To:
           Eligible Machines           Eligible Upgrades
           --------------              --------------
           Type     Model              Type      Model
           ----     -----              ----      -----
           940X     200, 20S           940X      400, 40S

           940X     300, 310, 320      940X      500, 510, 530
                    30S                          50S, 53S

           940X     400, 40S, 500      Will include any upgrade
                    510, 530, 50S      paths announced by IBM after
                                       February 1, 1996

b)    "Original Amount Financed" is the amount stated on the applicable
      Transaction.

c) "New Machine" is Equipment resulting from an upgrade of an Eligible Machine with an Eligible Upgrade. In the case of an upgrade to an Eligible Machine, modifications installed prior to the acceptance of the Technology Upgrade Option will not be treated as an Eligible Upgrade ("Non-Eligible Upgrade").

OPTION

At any time between 6 months and 18 months after installation of an Eligible Machine, you may, upon one month prior written notice to us, exercise the Technology Upgrade Option subject to the following conditions:

a) Only Eligible Machines qualify for this option when upgraded with an Eligible Upgrade.

b) The Term of the Transaction for an Eligible Machine which becomes a New Machine hereunder shall be extended for the Extension Period.

c)    The Transaction for Non-Eligible Upgrades shall be extended for the

--------------------------------------------------------------------------------
              NO CHANGES TO THIS ATTACHMENT ARE AUTHORIZED
June 6, 1996                                         Attachment No. Q01292392-01

                                                     290 Harbor Drive
                                                     Stamford, CT 06904
IBM Credit Corporation                               (203) 973-5100

--------------------------------------------------------------------------------

DEFINITIONS

For the purposes of this Attachment:

a) The following machines and upgrades are eligible under this AS/400 Technology Upgrade Option:

           Upgrade From:               Upgrade To:
           Eligible Machines           Eligible Upgrades
           --------------              --------------
           Type     Model              Type      Model
           ----     -----              ----      -----
           940X     200, 20S           940X      400, 40S

           940X     300, 310, 320      940X      500, 510, 530
                    30S                          50S, 53S

           940X     400, 40S, 500      Will include any upgrade
                    510, 530, 50S      paths announced by IBM after
                                       February 1, 1996

b)    "Original Amount Financed" is the amount stated on the applicable
      Transaction.

c) "New Machine" is Equipment resulting from an upgrade of an Eligible Machine with an Eligible Upgrade. In the case of an upgrade to an Eligible Machine, modifications installed prior to the acceptance of the Technology Upgrade Option will not be treated as an Eligible Upgrade ("Non-Eligible Upgrade").

OPTION

At any time between 6 months and 18 months after installation of an Eligible Machine, you may, upon one month prior written notice to us, exercise the Technology Upgrade Option subject to the following conditions:

a) Only Eligible Machines qualify for this option when upgraded with an Eligible Upgrade.

b) The Term of the Transaction for an Eligible Machine which becomes a New Machine hereunder shall be extended for the Extension Period.

c)    The Transaction for Non-Eligible Upgrades shall be extended for the

--------------------------------------------------------------------------------
              NO CHANGES TO THIS ATTACHMENT ARE AUTHORIZED
June 6, 1996                                         Attachment No. Q01292392-01


                                    2